PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

8. PROPERTY, PLANT AND EQUIPMENT, NET

	December 31,
	2022	2021
	(in thousands)
Land	$23,988	$25,139
Buildings	55,542	60,384
Machinery and equipment	51,374	56,275
Assets in progress	8,458	5,417
Others	8,679	10,863
Total	148,041	158,078
Less accumulated depreciation	(47,514)	(48,602)
Total	$100,527	$109,476

Depreciation expense was $4,993, $3,926, and $3,639 for the years ended December 31, 2022, 2021 and 2020, respectively, and is included in cost of sales within the consolidated statements of operations and comprehensive (loss) income.